UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14A-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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CRYO-CELL INTERNATIONAL, INC.

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PRELIMINARY COPY

CRYO-CELL INTERNATIONAL, INC.

700 BROOKER CREEK BOULEVARD

SUITE 1800

OLDSMAR, FLORIDA 34677

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

March 4, 2008

To the Stockholders of Cryo-Cell International, Inc.:

Notice is hereby given that a Special Meeting of the Stockholders of Cryo-Cell International, Inc. (the “Company”) will be held on March 4, 2008, at 3:00 P.M. local time, at the Courtyard by Marriott, 4014 Tampa Road, Oldsmar, Florida 34677. The meeting is called for the following purposes:

1.	To elect a board of six directors.

2.	To ratify the appointment of Grant Thornton LLP as the independent registered public accountants of the Company and its subsidiaries for the fiscal year ending November 30, 2008.

3.	To consider and take action upon such other matters as may properly come before the meeting or any adjournments thereof.

The close of business on January 18, 2008, has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting.

A proxy for the meeting is enclosed with this Notice of Special Meeting of Stockholders and the accompanying Proxy Statement. You are requested to complete and return the accompanying WHITE proxy card, which is solicited by the Company’s board of directors, in the enclosed envelope, or vote via the Internet or telephone, to be sure that your shares will be represented and voted at the Special Meeting. The enclosed WHITE proxy card contains instructions on voting via the Internet or telephone or, if your shares are registered in the name of a broker or bank, your broker or bank will provide instructions, including as to voting over the Internet or by telephone.

By Order of the Board of Directors,

Mercedes Walton
Chairman and Chief Executive Officer

Dated: February [    ], 2008

CRYO-CELL INTERNATIONAL, INC.

PROXY STATEMENT

This Proxy Statement is furnished to the stockholders of Cryo-Cell International, Inc. (the “Company”) in connection with a Special Meeting of Stockholders and any adjournments thereof. The meeting will be held at the Courtyard by Marriott, 4014 Tampa Road, Oldsmar, Florida 34677, on March 4, 2008, at 3:00 P.M. local time.

This Proxy Statement and the Notice of Special Meeting are being provided to stockholders beginning on or about February [    ], 2008. The Company, a Delaware corporation, has its principal executive offices at 700 Brooker Creek Boulevard, Suite 1800, Oldsmar, Florida 34677.

The Special Meeting is being held for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders. The Special Meeting is being held pursuant to an order issued by the Delaware Court of Chancery on January 22, 2008 (the “Court Order”), in connection with a case brought by a stockholder of the Company challenging the election results at the Company’s annual meeting of stockholders held on July 16, 2007.

Stockholders Entitled to Vote

Only holders of record of our shares of common stock at the close of business on January 18, 2008 are entitled to notice of and to vote at the meeting and at any adjournments or postponements of the meeting. Each share entitles its holder to one vote on each matter presented at the meeting. The holders of one-third of the shares entitled to vote at the meeting must be present in person or represented by proxy in order to constitute a quorum for all matters to come before the meeting. On the record date, there were 11,672,129 shares outstanding.

Vote Required

Other than the election of directors, which requires a plurality of the votes cast, each matter to be submitted to the stockholders requires the affirmative vote of a majority of the votes cast on the proposal at the meeting. For purposes of determining the number of votes cast with respect to a particular matter, votes cast “For,” “Against” or “Abstain” are included. Abstentions are counted as votes cast against any matter and will be counted for purposes of determining whether a quorum is present at the meeting.

If your shares are held in the name of a bank, broker or other holder of record (commonly referred to as “street name”), you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers

(broker non-votes) are not counted or deemed to be present or represented for purposes of determining whether stockholders have approved that matter, but are counted as present for purposes of determining the existence of a quorum at the meeting.

Solicitation of Proxies

Proxies are being solicited on behalf of the Board of Directors. In addition to soliciting by mail, our directors, director nominees, officers and employees may solicit proxies in person, by telephone or by electronic means. These persons will not be specifically compensated for doing this. Brokerage houses and other custodians, nominees and fiduciaries may be requested to forward soliciting material to the beneficial owners of stock, in which case they will upon request be reimbursed for their expenses in doing so. The Company has retained the services of Georgeson Inc. (“Georgeson”), a professional proxy solicitation firm, to aid in the solicitation of proxies. Georgeson may solicit proxies by personal interview, mail, telephone and electronic communications. Georgeson will be paid a customary fee for its services plus reasonable out-of-pocket expenses incurred in the process of soliciting proxies.

The Court Order ordering the Special Meeting provides that the members of the management slate shall pay (i) their own proxy solicitation costs in connection with the Special Meeting; (ii) any costs to the Company of holding the Special Meeting; and (iii) the costs of a Special Master to preside over the Special Meeting. The total amount estimated to be spent on the solicitation is $[            ].

Other than as set forth above, our board of directors does not intend to present to the meeting any other matter not referred to above and does not presently know of any matters that may be presented to the meeting by others. Nevertheless, if other matters do come before the meeting, it is the intent of the persons named in the enclosed proxy to vote the proxy in accordance with their best judgment.

Proxy Revocability

Any proxy given pursuant to this solicitation is revocable at any time prior to the voting at the meeting by (1) delivering written notice to the Secretary of the Company, (2) submitting a subsequently dated proxy, or (3) attending the annual meeting, withdrawing the proxy, and voting in person.

Meeting Attendance

You may vote shares you hold directly in your name as the stockholder of record in person at the annual meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification. Even if you plan to attend the annual meeting, we recommend that you also submit the enclosed WHITE proxy card, in accordance with the instructions on the proxy card and as described below, so that your vote will be counted if you later decide not to attend the meeting.

If you hold your shares in street name, you must obtain a signed proxy form (referred to as a “legal proxy”) from the record holder in order to vote these shares in person at the meeting.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The number of directors to be elected at the Special Meeting is six. Each of the nominees named below is currently a director of the Company and each was elected at the Company’s 2006 annual meeting of stockholders, except for Andrew J. Filipowski, Ki Yong Choi and John Mathews. Scott Christian’s current term as a director of the Company will expire on the date of the Special Meeting. See “Other Possible Director Nominees” below. Jagdish Sheth, Ph.D., resigned as a director of the Company on January 24, 2008. If elected, each of the six directors will hold office until the next annual meeting of stockholders and until his or her successor is elected and qualified, or as otherwise provided by the Company’s bylaws or by Delaware law.

It is intended that the shares represented by the enclosed proxy will be voted for the election of these six nominees (unless such authority is withheld by a stockholder) as described herein. In the event that any of the nominees should become unable or unwilling to serve as a director, it is intended that the proxy will be voted for the election of such person or persons, if any, who shall be designated by the board of directors or for the balance of the nominees, in which case the size of the board would be reduced accordingly. The board has no reason to believe that any of the nominees will be unwilling or unable to serve if elected.

The name, age, principal occupation and other information concerning each current nominee for election as a director are set forth below:

Mercedes Walton, 54, Chairman of the Board. Ms. Walton has served as a director of the Company since October 2000, as Chairman since June 2002, as Interim Chief Executive Officer from April 2003 through August 2005 and as the Chief Executive Officer since September 2005. She was CEO of Ralston Hill Consulting LLC, a business development and strategic technology consulting practice, from March 2000 until August 2005. Ralston Hill Consulting specializes in the design and deployment of technology commercialization strategies. From January 2001 to September 2001, Ms. Walton was employed as the President and Chief Operating Officer of Applied Digital Solutions, Inc., a provider of e-business solutions. Ms. Walton was employed by AT&T from 1976 to 2000. She served as AT&T’s Vice President-Corporate Strategy and Business Development from January 1999 to March 2000, and as its Business Development Vice President-Corporate Strategy from March 1996 to December 1998. Ms. Walton’s educational achievements include a Bachelor of Arts degree from Smith College, and Masters degrees from both Harvard University and Massachusetts Institute of Technology.

Gaby W. Goubran, 66. Mr. Goubran has served as a director since June 2002. Mr. Goubran is currently Managing Director of International Business Developments, Ltd., an international consulting firm providing business development services to multinational companies in diverse industries. Mr. Goubran has held a variety of board and committee chairmanships, including roles on audit, compensation, executive and governance committees. Mr. Goubran founded International Business Developments in 1983 and has been active in the company since that time. Mr. Goubran’s educational achievements include a Bachelor of Science degree from Alexandria University, Egypt and a Masters degree from Babson College. Mr. Goubran received a Certificate of Director Education in 2007 from the National Association of Corporate Directors.

Anthony P. Finch, 57. Mr. Finch has served as a director since March 2003. Mr. Finch is currently Chief Scientific Officer of the Irish National Blood Centre and National Tissue Typing Reference Laboratory. There, Mr. Finch is responsible for the direction, management, organization, integration and restructuring of the national laboratories and their ancillary services to comply with the highest pharmaceutical standards. Mr. Finch has over 25 years of experience in cell separation and cryopreservation of cellular products, with over 12 years of experience in cord blood processing. In 1993, Mr. Finch pioneered the fractionation and isolation of cord blood stem cells for small volume cryogenic storage and has developed large scale processing in line with current Good Manufacturing Practice. He has established several cord blood stem cell banks in the United States, Europe and Asia. Among numerous professional affiliations, Mr. Finch is a Fellow of both the Academy of Medical Laboratory Sciences and Institute of Biomedical Sciences, and is a member of the Cord Blood Stem Cell International Society.

Andrew J. Filipowski, 58. Mr. Filipowski served as a director of the Company from July 16, 2007 to January 22, 2008. On January 22, 2008, the Delaware Court of Chancery issued the Court Order invalidating the results of the election of directors at the Company’s 2007 annual meeting of stockholders, thereby removing Mr. Filipowski from the Board. Since May 2003, Mr. Filipowski has been the Chairman and Chief Executive Officer of SilkRoad Equity, LLC, a private investment firm. Mr. Filipowski served as the Chairman and Chief Executive Officer of divine, inc., previously known as divine interventures, inc., an Internet services and enterprise software company, from 1999 until May 2003. In February 2003, divine, inc. filed a voluntary petition under Chapter 11 of the U.S. Bankruptcy Code. Prior to 1999, Mr. Filipowski was the Founder, Chairman and Chief Executive Officer of PLATINUM technology, inc., a worldwide provider of enterprise systems software and services, which was sold to Computer Associates International, Inc. in 1999. Mr. Filipowski was nominated to the board of directors pursuant to an agreement between the Company and Mr. Filipowski and certain of his affiliates. See “Certain Transactions.”

Ki Yong Choi, 44. Mr. Choi is the founder and has been President of Cathedral Hill Associates, Inc., a company that owns and operates hotels in Seattle, Washington, La Mirada, California, and Dallas, Texas, since 1992. Mr. Choi was nominated to the board of directors pursuant to an agreement between the Company and Mr. Choi and certain of his affiliates. See “Certain Transactions.”

John Mathews, 57. Mr. Mathews has been Executive Vice President and Chief Operating Officer of Cathedral Hill Associates, Inc., a company that owns and operates hotels in Seattle, Washington, La Mirada, California, and Dallas, Texas, since 1992. Before that, Mr. Mathews worked for eight years at Hyatt Corporation, and has 35 years of experience in the hospitality industry. Mr. Mathews was nominated to the board of directors pursuant to an agreement between the Company and Mr. Choi and certain of his affiliates. See “Certain Transactions.”

The six director nominees receiving the greatest number of votes at the Special Meeting (in person or by proxy) will be elected directors, assuming a quorum is present at the meeting. Unless proxy cards are otherwise marked, the persons named as proxies will vote all proxies received for the election of each nominee named above.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” EACH OF MERCEDES WALTON, GABY W. GOUBRAN, ANTHONY P. FINCH, JOHN MATHEWS, ANDREW J. FILIPOWSKI AND KI YONG CHOI BY EXECUTING AND RETURNING THE WHITE PROXY CARD OR VOTING BY ONE OF THE OTHER WAYS INDICATED THEREON. PROXIES SOLICITED BY THE BOARD WILL BE SO VOTED UNLESS STOCKHOLDERS SPECIFY OTHERWISE.

Other Possible Director Nominees

Last year, a group of the Company’s stockholders led by David I. Portnoy (the “Portnoy Group”) nominated a slate of directors consisting of David I. Portnoy, Mark Louis Portnoy, Craig E. Fleishman, M.D., Harold David Berger, Scott Douglas Martin and John Yin (the “Portnoy Slate”) for election at the Company’s 2007 annual meeting of stockholders. After the results of the 2007 annual meeting were tabulated and certified, David Portnoy sued the Company and the Company’s directors in the Delaware Chancery Court challenging the results of the election based on alleged breaches of fiduciary duty by the directors. While the Delaware Chancery Court denied Mr. Portnoy’s requested relief to seat the Portnoy Slate in lieu of the Board’s slate, the court ordered the Company to hold a new election of directors at the Special Meeting. The Court Order, however, does not require Mr. Portnoy or any member of the Portnoy Group to seek election or to nominate a slate of directors at the Special Meeting. At this time, the Company is not aware whether the Portnoy Group or anyone else intends to nominate a slate of directors at the Special Meeting. If the Portnoy Group nominates a slate of directors for the Special Meeting and proceeds to solicit proxies, the Board of Directors recommends that you NOT vote as recommended by the Portnoy Group.

As previously discussed, the Company is holding the Special Meeting as a result of the Court Order. Consequently, and also because the Portnoy Group cannot expand the number of directors to help in its proxy solicitation efforts, the Board determined that it would not expand the Board in agreeing to nominate Messrs. Choi and Mathews to the Board. Thus, Messrs. Choi and Mathews replaced Jagdish Sheth, Ph.D. and Scott Christian on the management slate at the Special Meeting as opposed to expanding the number of directors on the Board.

Because of his importance to the Board, and in particular because he served as Audit Committee chair and as the Audit Committee’s “audit committee financial expert”, the Board intends to expand the Board after the Special Meeting to seven directors and appoint Mr. Christian to fill the vacancy if the management slate is elected at the Special Meeting. Thus, stockholders should consider, in determining how to vote, that a vote for the management slate is, in effect, a vote to add Mr. Christian to the Board.

Mr. Christian, age 53, has served as a director of the Company since April 2003. Mr. Christian is the Chief Financial Officer of Spanlink Communications, Inc. Mr. Christian was the Vice President and General Manager of Black Box Voice Services from January 2005 until November 2006. He served as President and Chief Executive Officer of Norstan, Inc. from February 2004 until January 25, 2005, when Norstan was acquired by Black Box Corporation, and as a member of Norstan’s Board of Directors from March 2004 until January 25, 2005. Previously, he had been Executive Vice President and Chief Financial Officer of Norstan since January 2001. Prior to its acquisition, Norstan was one of the largest independent communications solutions and services companies serving enterprise customers in North America, with revenues exceeding $200 million. Mr. Christian served as Senior Vice President of Finance of Ceridian Corporation from April 1999 to October 2000. From April 1981 to February 1999, Mr. Christian was employed by Automatic Data Processing in a variety of capacities, including Chief Financial Officer for the Electronic Services Division from 1995 to 1999. Mr. Christian has 27 years of experience in financial management. Mr. Christian’s educational achievements include a Bachelor of Arts degree from the University of Dayton, and a Master’s degree from Pepperdine University.

Other Executive Officers

Biographical information regarding the Company’s executive officers who are not currently serving as directors of the Company is set forth below:

Jill Taymans, 38, Vice President, Finance and Chief Financial Officer. Ms. Taymans joined the Company in April 1997 serving initially as Controller and was appointed Chief Financial Officer in May 1998. Ms. Taymans graduated from the University of Maryland in 1991 with a BS in Accounting. She has worked in the accounting industry for over 15 years in both the public and private sectors. Prior to joining the Company, she served for three years as Controller for a telecommunications company in Baltimore, Maryland.

Julie Allickson, Ph.D., 45, Vice President of Laboratory Operations and R&D. Ms. Allickson joined the Company in 2004 as Technical Director of Laboratory Operations and has served as the Company’s Vice President of Laboratory Operations and R&D since April 2007. Dr. Allickson also has served as a member of the Cryo-Cell Medical Scientific Advisory Board since October 2006. Prior to joining the Company, she worked for the University of Miami-School of Medicine, Diabetes Research Institute since 2000 as the Laboratory Manager of the cGMP Cell Processing Facility where she had responsibility for cell processing operations, laboratory design and implementation and regulatory affairs. Prior to that time, she worked for the American Red Cross since 1989, managing the Hematopoietic Cell Processing and Platelet Serology Laboratory. Dr. Allickson has 20 years of laboratory experience and 17 years in Cellular Therapy Processing. She was one of the founding members of the International Society of Cellular Therapy in 1992, has been a member of the American Association of Blood Banks (AABB) for 17 years and is a member of the AABB Standards Committee for Cell Therapy Product Services.

THE BOARD OF DIRECTORS AND ITS COMMITTEES

The business and affairs of the Company are managed under the direction of the board of directors. Currently, five directors sit on the board of directors, but a total of six directors will be elected at the annual meeting. Each director is elected to hold office for a period of one year or until his or her successors are elected. The Company expects its directors to attend the annual meetings of stockholders, if possible. Four of the five directors attended last year’s annual meeting.

The board of directors held six meetings during the fiscal year ended November 30, 2007, and each of the directors then in office, except Jagdish Sheth, Ph.D., attended at least 75% of the regularly scheduled meetings of the board and the committees of the board of which the director was a member. The committees established by the board of directors include the following:

Audit Committee

The current members of the audit committee are Mr. Christian (Chairman) and Mr. Finch. The audit committee is comprised entirely of non-employee, independent members of the board of directors and operates under a written charter adopted by the board of directors which was attached to the Proxy Statement for the 2006 annual meeting of stockholders. The charter sets out the responsibilities, authority and specific duties of the audit committee. In addition, the charter specifies the structure and membership requirements of the committee, as well as the relationship of the audit committee to the independent auditors and management of the Company.

The audit committee assists the board of directors in fulfilling its responsibilities of ensuring that management is maintaining an adequate system of internal controls such that there is reasonable assurance that assets are safeguarded and that financial reports are properly prepared; that there is consistent application of generally accepted accounting principles; and that there is compliance with management’s policies and procedures. In performing these functions, the audit committee meets periodically with the independent auditors and management to review their work and confirm that they are properly discharging their respective responsibilities. In addition, the audit committee recommends the independent auditors for appointment by the board of directors. The audit committee met six times during the last fiscal year. The members of the audit committee are independent, as independence is defined in Rule 4200(a)(15) of the Nasdaq listing standards and Rule 10A-3 under the Securities Exchange Act of 1934.

The board of directors has determined that each of the audit committee members is able to read and understand fundamental financial statements. In addition, the board of directors has determined that at least one member of the audit committee, Mr. Scott Christian, is an “audit committee financial expert” as that term is defined in Item 407(d)(5) of Regulation S-K promulgated under the Securities and Exchange Act of 1934. Mr. Christian’s relevant experience includes his current position as Chief Financial Officer of Spanlink Communications, Inc. and his prior service as the Chief Financial Officer of Norstan, Inc., Senior Vice President of Finance of Ceridian Corporation, and Chief Financial Officer of the Electronic Services Division of Automatic Data Processing, Inc. In addition, Mr. Christian has an MBA degree from Pepperdine University.

Compensation Committee

The current members of the compensation committee are Dr. Sheth (Chairman), Mr. Goubran and Mr. Christian. The primary function of the compensation committee is to review the Company’s compensation philosophy and policy, which determines management and executive compensation benefits. The compensation committee is also responsible for the administration of the Company’s stock option plans and is the approving authority for management recommendations with respect to option grants. There were two meetings of the compensation committee during the last fiscal year. The compensation committee is comprised entirely of non-employee, independent members of the board of directors and operates under a written charter adopted by the board of directors that is attached as Appendix A to this filing. The charter sets out the responsibilities, authority and specific duties of the compensation committee.

Governance Committee

The current members of the governance committee are Mr. Goubran (Chairman), Dr. Sheth and Mr. Finch. The primary focus of the governance committee is on the broad range of issues surrounding the composition and operation of the Company’s board of directors. The committee provides assistance to the board of directors in the areas of membership selection, committee selection and rotation practices, evaluation of the overall effectiveness of the board of directors, and review and consideration of developments in corporate governance practices. The committee’s goal is to assure that the composition, practices and operation of the board of directors contribute to value creation and effective representation of the Company’s stockholders.

The governance committee performs similar functions to a nominating committee for the Company as described above. The governance committee has adopted a charter which was attached to the Proxy Statement for the 2005 annual meeting of stockholders. The charter does not, however, cover the procedures for director-nominations made by our board of directors. During the last fiscal year there were two meetings of the governance committee. The members of the governance committee are independent, as independence is defined in Rule 4200(a)(15) of the Nasdaq listing standards.

Director Nomination Process

The governance committee’s process for reviewing nominees is typically as follows. When a directorship becomes vacant, or the board otherwise determines that an individual should be recruited for possible nomination to the board, the governance committee, in consultation with the Company’s Chief Executive Officer, will prepare a profile of a candidate expected to provide the most meaningful contribution to the board as a whole. The governance committee (or a subcommittee designated by the governance committee) will normally consider all of the following: (a) the candidate’s skills, experience and other relevant biographical information, (b) the candidate’s general interest in serving a public corporation, (c) the candidate’s ability to attend board and committee meetings, and (d) any potential concerns regarding independence or conflicts of interest. Following the initial screening, if the governance committee approves a candidate for further review, the governance committee will establish an interview process for the candidate. It is expected that at least a majority of the members of the governance committee, along with the Company’s Chief Executive Officer, would interview each candidate. At the same time, the governance committee, assisted by the Company’s legal counsel, will conduct a comprehensive conflicts-of-interest assessment for the candidate. The governance committee will then consider reports of the interviews and the conflicts-of-interest assessment and determine whether to recommend the candidate to the full board of directors. A subcommittee of the governance committee, management representatives designated by the governance committee or a search firm selected by the governance committee may assist the process. Any nominee recommended by a stockholder would be subject to the same process.

The governance committee will consider director-nominees submitted by stockholders. Any stockholder recommendation should be submitted in writing to the Company in care of the Corporate Secretary at 700 Brooker Creek Boulevard, Suite 1800, Oldsmar, Florida 34677, along with the written consent of such nominee to serve as a director if so elected. Any such recommendation by a stockholder shall be referred to the governance committee, and the governance committee, in consultation with the Company’s Chief Executive Officer, will review the nomination in accordance with the Company’s certificate of incorporation, bylaws and applicable laws and regulations. The governance committee considers general business experience, industry experience, track record as a director of other companies, probable tenure if elected and other factors as relevant in evaluating director-nominees.

According to the Company’s bylaws, only persons nominated in accordance with the following procedures shall be eligible for election by stockholders as directors. Nominations of persons for election as directors at a meeting of stockholders called for the purpose of electing directors may be made by or at the direction of the board of directors or by any stockholder in the manner described below. For a nomination to be properly made by a stockholder, the stockholder must give written notice to the Company’s corporate Secretary so as to be received at the principal executive offices of the Company not more than 90 days and no less than 60 days before the first anniversary date on which the Company mailed its proxy materials for the preceding year’s annual meeting, except that if no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, such notice must be so received no later than the 90th day prior to such annual meeting or the 10th day after the date on which public disclosure of the date of such meeting is first made. The public disclosure of an adjournment of an annual meeting will not commence a new time period for the giving of a timely stockholder notice. Each such notice shall set forth:

•	the name and address, as they appear on the Company’s books, of the stockholder giving the notice and of the beneficial owner, if any, on whose behalf the nomination is made;

•

a representation that the stockholder giving the notice is a holder of record of stock of the Company entitled to vote at such annual meeting and intends to appear in person or by proxy at the annual meeting to nominate the person or persons specified in the notice;

•

the class and number of shares of stock of the Company owned beneficially and of record by the stockholder giving the notice and by the beneficial owner, if any, on whose behalf the nomination is made;

•

a description of all arrangements or understandings between or among any of (A) the stockholder giving the notice, (B) the beneficial owner on whose behalf the notice is given, (C) each nominee, and (D) any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder giving the notice;

•

such other information regarding each nominee proposed by the stockholder giving the notice as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated, or intended to be nominated, by the board of directors;

•	the signed consent of each nominee to serve as a director of the Company if so elected;

•

whether either such stockholder or beneficial owner intends to deliver a proxy statement and form of proxy to holders of at least the percentage of shares of the Company entitled to vote required to elect such nominee or nominees; and

•	a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in the notice.

Section 16(a) Beneficial Ownership Reporting Compliance

The Company believes that during fiscal year 2007 all reports for the Company’s officers and directors that were required to be filed under Section 16 of the Securities and Exchange Act of 1934 were timely filed.

Ability of Stockholders to Communicate with the Board of Directors

The Company’s board of directors has established several means for our stockholders and others to communicate with the board of directors. If a stockholder has a concern regarding the Company’s financial statements, accounting practices or internal controls, the concern should be submitted in writing to the Company’s audit committee, in care of the corporate Secretary, at the Company’s headquarters address. If the concern relates to the Company’s governance practices, business ethics or corporate conduct, the concern should be submitted in writing to the Chairman of the Board, in care of the corporate Secretary, at the Company’s headquarters address. All stockholder communications will be sent to the applicable director(s).

INDEPENDENT AUDITOR MATTERS

On July 16, 2007, the Company’s stockholders ratified the appointment of Grant Thornton LLP to serve as the Company’s independent auditors, effective for the year ending November 30, 2007.

Fees to Independent Auditors

The following table presents fees for professional audit services rendered by Grant Thornton for the audit of the Company’s financial statements for the fiscal years ended November 30, 2007 and November 30, 2006 and fees billed for other services rendered by Grant Thornton during these periods.

	2007	2006
Audit Fees	$231,330	$192,000
Tax Fees	68,622	41,000
Other	2,700	117,000
Total	$302,652	$350,000

Audit Fees

Audit fees consisted of the aggregate fees billed by our independent auditors for professional services rendered for the audit of the Company’s annual financial statements set forth in the Company’s Annual Report on Form 10-K for the year ended November 30, 2007 and Form 10-KSB for the year ended November 30, 2006.

Tax Fees

Tax fees consisted of the aggregate fees billed by our independent auditors for professional services rendered for tax compliance, tax advice and tax planning for the years ended November 30, 2007 and November 30, 2006.

The policy of the Company’s audit committee is to review and pre-approve both audit and non-audit services to be provided by the independent auditors (other than with de minimis exceptions permitted by the Sarbanes-Oxley Act of 2002). This duty may be delegated to one or more designated members of the audit committee with any such approval reported to the committee at its next regularly scheduled meeting. Approximately 100% of the fees described above under the captions “Audit-Related Fees” and “Tax Fees” and paid to Grant Thornton were pre-approved by the audit committee.

No services in connection with appraisal or valuation services, fairness opinions or contribution-in-kind reports were rendered by Grant Thornton. Furthermore, no work of Grant Thornton with respect to its services rendered to the Company was performed by anyone other than Grant Thornton.

REPORT OF THE AUDIT COMMITTEE

The audit committee reports to and acts on behalf of the board of directors by providing oversight of the financial management, independent auditors and financial reporting procedures of the Company. The Company’s management is responsible for preparing the Company’s financial statements and the independent auditors are responsible for auditing those financial statements. The audit committee is responsible for overseeing the conduct of these activities by the Company’s management and the independent auditors.

In this context, the committee has met and held discussions with management and the independent auditors. Management represented to the committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the committee has reviewed and discussed the consolidated financial statements with management and the independent auditors.

The committee has discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees), as amended. In addition, the independent auditors provided to the audit committee the written disclosures required by Independence Standards Board Statement No. 1 (Independence Discussions with Audit Committees), and the committee and the independent auditors have discussed the auditors’ independence from the Company and its management, including the matters in those written disclosures. The committee has discussed with the Company’s independent auditors, with and without management present, their evaluation of the Company’s internal accounting controls and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions with management and the independent auditors referred above, the audit committee recommended to the board of directors and the board of directors approved, the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2007, for filing with the Securities and Exchange Commission. The audit committee also recommended to the board of directors, and the board of directors approved, the selection of the Company’s independent auditors.

Scott Christian (Chairman)
Anthony Finch

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our common stock as of January 18, 2008 by (i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of our common stock, (ii) each director and director nominee of the Company, (iii) each executive officer of the Company, (iv) all current directors and executive officers of the Company as a group, and (v) all current directors and executive officers of the Company and director nominees as a group. Except as otherwise indicated below, each of the stockholders named in the table has sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared by spouses under applicable law.

Name and Address of Beneficial Owner (1)	Number of Shares Beneficially Owned	Percent of Class (1)
Current directors, nominees and executive officers:
Mercedes Walton (2)	768,275	6.18%
Gaby Goubran (3)	83,500	*
Scott Christian (4)	80,625	*
Anthony Finch (5)	127,625	1.09%
Jagdish Sheth (6)	100,625	*
Ki Yong Choi (7)	1,822,649	15.62%
Jon Matthews	0	*
Andrew J. Filipowski (8)	1,009,267	8.65%
Jill M. Taymans (9)	168,974	1.43%
Julie G. Allickson (10)	23,908	*
Robert Doll (11)	18,750	*

Other beneficial owners:
Portnoy Group (12)	1,595,040	13.67%
Group consisting of Andrew J. Filipowski, the Andrew J. Filipowski Revocable Trust, Matthew G. Roszak and SilkRoad Equity LLC (13)	1,069,267	9.16%

All current directors and executive officers as a group (8 persons) (14)	1,372,282	10.63%
All current directors, nominees and executive officers as a group (10 persons) (15)	4,204,198	32.57%

*	Less than 1%.
(1)

Pursuant to applicable SEC rules, the percentage of voting stock for each stockholder is calculated by dividing (i) the number of shares deemed to be beneficially held by such stockholders as of January 18, 2008 by (ii) the sum of (a) 11,672,129, which is the number of shares of common stock outstanding as January 18, 2008 plus (b) the number of shares issuable upon exercise of options (which are shares that are not voting until exercised) held by such stockholder which were exercisable as of January 18, 2008 or will become exercisable within 60 days after February [    ], 2008. Unless otherwise indicated, the address of each person in the table is 700 Brooker Creek Boulevard, Suite 1800, Oldsmar, Florida 34677.

(2)	Includes 762,275 shares subject to options exercisable as of January 18, 2008.
(3)	Includes 80,625 shares subject to options exercisable as of January 18, 2008.
(4)	Includes 80,625 shares subject to options exercisable as of January 18, 2008.
(5)	Includes 23,125 shares subject to options exercisable as of January 18, 2008.
(6)	Includes 80,625 shares subject to options exercisable as of January 18, 2008.
(7)	A group consisting of Mr. Choi and UAD 7/21/01 FBO Choi Family Living Trust filed a Schedule 13D/A on July 31, 2007, reporting the following beneficial ownership: (i) 1,589,177 shares of common stock held directly by Mr. Choi, as to which he has the sole power to vote and dispose or direct the disposition; and (ii) 233,472 shares of common stock held by UAD 7/21/01 FBO Choi Family Living Trust, as to which Mr. Choi has the sole power to vote and dispose or direct the disposition. Beneficial ownership information is supplied per the Schedule 13D/A. The address for Mr. Choi, as set forth in the Schedule 13D/A, is c/o David Wilson, Heller Ehrman LLP, 701 Fifth Avenue, Suite 6100, Seattle WA, 98104.
(8)	Excludes 20,000 shares subject to options granted after the 2007 Annual Meeting.
(9)	Includes 166,974 shares subject to options exercisable as of January 18, 2008.
(10)	Includes 23,908 shares subject to options exercisable as of January 18, 2008.
(11)	Includes 18,750 shares subject to options exercisable as of January 18, 2008. Mr. Doll has expressed his intention to resign as an officer and employee on January 31, 2008.
(12)

A group consisting of David I. Portnoy, certain affiliates of Mr. Portnoy and certain other persons filed a Schedule 13D/A on November 26, 2007 (the “Schedule 13D/A”), in which they expressly affirmed their membership in the group. Mr. Portnoy may be deemed the beneficial owner of 734,546 shares of common stock, which number includes (i) 206,000 shares of common stock held directly by Mr. Portnoy, as to which he has the sole power to vote and dispose or direct the disposition; (ii) 53,850 shares of common stock held by Visual Investment Corp. (“VIC”), as to which Mr. Portnoy may be deemed the beneficial owner as the sole officer and director of VIC; (iii) 90,787 shares of common stock held by PartnerCommunity, Inc. (“PCI”), as to which Mr. Portnoy may be deemed the beneficial owner as chairman of the board and secretary of PCI and as managing member and owner of Mayim Management, LLC (“MM”), which may exercise investment and voting discretion over such shares in accordance with the agreement between PCI and MM described under Item 6 of the Fourth Amendment to the General statement of acquisition of beneficial ownership (the “Statement”), filed with the SEC on March 26, 2007; (iv) 174,430 shares of common stock held by Jamie H. Zidell, as to which Mr. Portnoy may be deemed the beneficial owner as a result of exercising investment (but not voting) discretion over such shares in accordance with the agreement between Mr. Portnoy and Mr. Zidell described under Item 6 of the Third Amendment to the Statement, filed with the SEC on February 1, 2007; (v) 183,475 shares of common stock held by Mayim Investment Limited Partnership, as to which Mr. Portnoy may be deemed the beneficial owner as the managing member of MM, which is the general partner of Mayim Management Limited Partnership, which is the general partner of Mayim Investment Limited Partnership; (vi) 119,080 shares of common stock held by the Crilly Court Trust, whose beneficiary is David W. Ruttenberg, as to which Mr. Portnoy may be deemed the beneficial owner as a result of exercising investment (but not voting) discretion over such shares in accordance with the agreement between Mr. Portnoy and Mr. Ruttenberg described under Item 6 of the Second Amendment to the Statement, filed with the SEC on June 26, 2006; (vii) 16,150 shares of common stock held by Lynne Portnoy, 143 shares of common stock held by Mr. Gilbert Portnoy and an additional 3,000 shares held jointly by Lynne Portnoy and Gilbert Portnoy, as to which Mr. Portnoy may be deemed the beneficial owner as a result of exercising investment and voting discretion over such shares in accordance with the agreement between Ms. Portnoy, Mr. Gilbert Portnoy and Mr. David Portnoy described under Item 6 of the Third Amendment to the Statement, filed with the SEC on February 1, 2007; and (viii) 14,700 shares of common stock held by Deborah Hadjaje, as to which Mr. Portnoy may be deemed the beneficial owner as a result of exercising investment (but not voting) discretion over such shares in accordance with the agreement between Deborah Hadjaje and Mr. Portnoy described under Item 6 of the Sixth Amendment to the Statement, filed with SEC on November 26, 2007. Other members of the group beneficially own the following numbers of shares, including sole power to vote and dispose or direct the disposition: (a) Mark L. Portnoy, 116,515 shares; (b) Capital Asset Fund Limited Partnership, 40,000 shares; (c) George Gains, 200,000 shares; (d) Scott D. Martin, 216,000 shares; (e) Steven Berkowitz, 150,000; (f) Craig E. Fleishman, 9,100 shares; and (g) Focus Financial Corp., 1,810 shares. Beneficial ownership information is supplied per the Schedule 13D/A. The address for Mr. Portnoy, as set forth in the Schedule 13D/A, is c/o Focus Financial Group, 52 Camden Drive, Bal Harbour, FL 33154.

(13)	A group consisting of these persons filed a Schedule 13D/A on August 6, 2007, reporting the following beneficial ownership: (i) 505,000 shares of common stock held directly by Mr. Filipowski, as to which he has the sole power to vote and dispose or direct the disposition; (ii) 180,650 shares of common stock held by Andrew J. Filipowski Revocable Trust, as to which the trust has the sole power to vote and dispose or direct the disposition; (iii) 54,000 shares of common stock held by Mr. Roszak and 6,000 shares of common stock held by Mr. Roszak’s individual retirement account, as to which Mr. Roszak has the sole power to vote and dispose or direct the disposition; and (iv) 323,617 shares of common stock held by SilkRoad Equity LLC, as to which Mr. Roszak has the sole power to vote and dispose or direct the disposition as a managing member of SilkRoad Equity LLC. Beneficial ownership information is supplied per the Schedule 13D/A. The address for Mr. Filipowski, as set forth in the Schedule 13D/A, is c/o Matthew Roszak, SilkRoad Equities LLC is 111 N. Chestnut Street, Suite 200, Winston-Salem, NC 27101. This number excludes 20,000 shares subject to options that were granted to Mr. Filipowski after his election to the board of directors at the 2007 Annual Meeting.
(14)	Includes 1,236,907 shares subject to options exercisable as of January 18, 2008, but excludes 20,000 shares subject to options that were granted to Mr. Filipowski after his election to the board of directors at the 2007 Annual Meeting.
(15)	Includes 1,236,907 shares subject to options exercisable as of January 18, 2008, but excludes 20,000 shares subject to options that were granted to Mr. Filipowski after his election to the board of directors at the 2007 Annual Meeting.

Equity Compensation Plan Information as of November 30, 2007

Equity Compensation plans approved by stockholders	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Cryo-Cell International 2000 Stock Incentive Plan	1,611,429	$2.62	7,995
Cryo-Cell International, Inc. 2006 Stock Incentive Plan	—	—	1,000,000
Total	1,611,429	$2.62	1,007,995

EXECUTIVE COMPENSATION

The Board has omitted executive and director compensation disclosure from its Preliminary Proxy Statement on Schedule 14A, filed with the Commission on January 25, 2008, pursuant to the position of the staff of the Division of Corporation Finance with respect to first-time compliance with new rules governing such disclosure, as announced on February 12, 2007. See Item 402 Compliance and Disclosure Interpretations, Question 1.04 to the August 8, 2007 Update to the Division of Corporation Finance’s Manual of Publicly Available Telephone Interpretations, available at http://www.sec.gov/divisions/corpfin/guidance/execcomp402.htm. The Board hereby confirms: the omitted disclosure setting forth executive and director compensation information for the Company’s fiscal year ended November 30, 2007 will be included in the definitive proxy statement; the omitted disclosure does not relate to the matter that caused the Board to file these preliminary materials; and the omitted disclosure will not otherwise be made available to the public prior to the filing of the definitive proxy statement.

CERTAIN TRANSACTIONS

On January 25, 2008, the Company and Andrew J. Filipowski, the Andrew J. Filipowski Revocable Trust, Matthew G. Roszak and SilkRoad Equity LLC, all of whom are shareholders of the Company, entered into an Agreement. Among other things, the Agreement provides that the Company’s Board of Directors will nominate Mr. Filipowski for election as a director of the Company at the Special Meeting and any subsequent meeting of stockholders at which directors are to be elected prior to the 2009 annual meeting of stockholders (each such meeting, a “Subsequent Meeting”). Such shareholders agreed to vote their shares in favor of the management slate of directors at the Special Meeting or any Subsequent Meeting. Mr. Filipowski is one of these shareholders and is also a party to the Agreement in his individual capacity. For more information relating to these shareholders, see “Security Ownership of Certain Beneficial Owners and Management” in this proxy statement and the Schedule 13D/A filed by such shareholders with the SEC on August 6, 2007.

On January 14, 2008, the Company entered into a Independent Sales Distributor Agreement with Silke LLC, an entity associated with Andrew J. Filipowski, a director nominee. Under the agreement, Silke LLC will market the Company’s C’elleSM menstrual stem cell service on a commission basis. This agreement was entered into as a result of arms’ length negotiations.

On January 25, 2008, the Company and Ki Yong Choi and the UAD 7/27/01 FBO Choi Family Living Trust, all of whom are shareholders of the Company, entered into an Agreement. Among other things, the Agreement provides that the Company’s Board of Directors will nominate Mr. Choi and John Mathews for election as directors of the Company at the Special Meeting and any Subsequent Meeting. Such shareholders agreed to vote their shares in favor of the management slate of directors at the Special Meeting or any Subsequent Meeting. Mr. Choi is one of these shareholders and is also a party to the Agreement in his individual capacity. For more information relating to these shareholders, see “Security Ownership of Certain Beneficial Owners and Management” in this proxy statement and the Schedule 13D/A filed by such shareholders with the SEC on July 31, 2007.

The Company and Ki Yong Choi, a director nominee, have held arms’ length negotiations regarding a licensing agreement granting Mr. Choi or his affiliate exclusive rights to use the Company’s menstrual stem cell collection, process, preservation and storage technology and the C’elleSM service mark in South Korea and China. The relationship would also involve the Company providing consultation services to Mr. Choi or his affiliate to develop a turnkey stem cell collection facility in South Korea to provide the service of collecting, processing, preserving and storing menstrual stem cells. To date, negotiations have not progressed beyond the preliminary stage.

On January 16, 2008, the Company and Saneron CCEL Therapeutics, Inc. (“Saneron”) entered into a research and development agreement whereby the Company and Saneron will collaborate on research utilizing the Company’s breakthrough C’elleSM menstrual stem cell technology in pre-clinical models for certain neurological diseases and disorders. Under terms of the agreement, the Company will provide Saneron with C’elleSM menstrual stem cells along with proprietary methodology associated with the technology. Saneron will provide study materials and develop research methodology for potential therapeutic applications associated with designated pre-clinical applications. Intellectual property resulting from this research collaboration will be jointly owned by the parties. Cryo-Cell owns an approximately 38% equity interest in Saneron. This agreement was entered into as a result of arms’ length negotiations.

Approval of Related Party Transactions

The Company has followed a policy of review and approval of transactions with directors, executive officers and their affiliates by the board of directors, with interested members of the board of directors abstaining from voting on approval of the transactions. The Company does not have a formal written policy governing such approvals. The board of directors will approve such transactions only if they are found to be on terms no less favorable to the Company than would be available from third parties in arms-length transactions.

PROPOSAL NO. 2

RATIFICATION OF INDEPENDENT AUDITORS

The board of directors has appointed Grant Thornton LLP to perform the audit of the Company’s financial statements for the year ending November 30, 2008, subject to ratification by the Company’s stockholders at the annual meeting. Grant Thornton LLP has been the Company’s auditor since June 30, 2003. Representatives of Grant Thornton will be available telephonically at the annual meeting to respond to questions and make a statement if they desire to do so.

If the selection of Grant Thornton LLP is not ratified at or prior to the annual meeting of stockholders, such firm shall decline to act, or otherwise become incapable of acting, as the Company’s independent auditors and the board of directors will appoint other independent registered public accountants whose engagement for any period subsequent to the next annual meeting will be subject to stockholder approval at such meeting.

Recommendation of the Board

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE COMPANY STOCKHOLDERS VOTE “FOR” RATIFICATION OF THE INDEPENDENT AUDITORS.

OTHER BUSINESS

The Board does not know of any other business to be acted upon at the annual meeting, and, as far as is known to management, no matters are to be brought before the meeting except as specified in the notice of the meeting. However, if any other business properly should come before the meeting, it is intended that the proxies will vote on any such matters in accordance with the judgment of the persons voting such proxies.

2009 ANNUAL MEETING STOCKHOLDER PROPOSALS

Pursuant to the Company’s bylaws, at an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the board of directors; (b) otherwise properly brought before the meeting by or at the direction of the board of directors; (c) in the case of a nomination for director, properly brought in accordance with the procedures described below; or (d) otherwise properly brought before the meeting by a stockholder entitled to vote at such meeting. For business other than a nomination for director to be properly brought before an annual meeting by a stockholder, the stockholder must have given written notice to the Secretary of the Company so as to be received at the principal executive offices of the Company no more than 90 days and no less than 60 days before the first anniversary date on which the Company mailed its proxy materials for the preceding year’s annual meeting, except that if no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, such notice must be so received no later than the 90th day prior to such annual meeting or the 10th day after the date on which public disclosure of the date of such meeting is first made. Each such notice shall set forth as to each matter the stockholder proposes to bring before the annual meeting:

•	a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting

•	the name and address of the stockholder proposing such business

•	the class and number of shares of the Company which are beneficially owned by the stockholder

•	any material interest of the stockholder in such business, and

•

such other information regarding such business as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the matter been proposed by the board of directors.

Stockholders who intend to have a proposal considered for inclusion in the Company’s proxy materials to be presented at the Company’s 2009 annual meeting of stockholders must submit the proposal to the Company at its executive offices no later than October [    ], 2009. Stockholders who intend to present a proposal at the 2009 annual meeting of stockholders without including such proposal in the Company’s proxy statement are required to provide notice of such proposal to the Company in accordance with the advance notice procedures for stockholder proposals set forth in the Company’s bylaws as described above.

CRYO-CELL INTERNATIONAL, INC.

Oldsmar, Florida
February [ ], 2008

APPENDIX A

CHARTER

COMPENSATION COMMITTEE

OF THE

BOARD OF DIRECTORS OF CRYO-CELL INTERNATIONAL, INC.

1.	Purpose

The purpose of the Compensation Committee is to assist the Board of Directors in establishing and overseeing compensation policies and programs to attract, retain and motivate executives for the Company’s current and long-term success.

2.	Membership/Organization

a.	The Compensation Committee shall consist of at least three members of the Board of Directors appointed by the Board on an annual basis. All members of the Committee shall be non-management, independent directors, one of whom shall be appointed by the Board to serve as Chair of the Committee.

b.	The Committee Chair will preside at each meeting of the Committee and shall set the agenda, frequency and length of each meeting. The Chair will also ensure the agenda for each meeting is circulated in advance of the meeting.

c.	The Committee shall meet at least three times annually or more frequently if circumstances or agenda items dictate.

d.	At the invitation of the Committee Chair, members of management and outside consultants may attend Committee meetings.

e.	The Committee may form and delegate authority to subcommittees when appropriate.

3.	Responsibilities/Duties

The Committee shall have the authority of the Board to perform the following duties and to fulfill the following responsibilities:

a.	Establish a compensation philosophy and strategy for senior executives (i.e., Chairman, CEO, CEO’s direct reports) that is consistent with Cryo-Cell International’s Values and aligns senior executive compensation with the performance and shareholder value of the Company.

b.

Annually review and approve goals and objectives relevant to the Chairman and CEO’s compensation, evaluate their performance in light of those goals and objectives, and approve their compensation level and structure based on this evaluation, subject to any employment contracts that may be in effect. In determining the Chairman and CEO’s compensation, including long-term incentives, the Committee will consider the Company’s performance and total shareholder return, the value of similar awards to Chairmen and CEO’s as seen in appropriate competitive market data, the awards given to the Chairman and CEO in past years, and such other factors as the Committee may consider relevant.

c.	Annually review and approve the Company’s senior executives’ (i.e., direct reports of the CEO) compensation, including annual base salaries, annual incentive plans, long-term incentive plans/awards, employment agreements, severance arrangements, and change in control agreements or provisions, when and if appropriate, and any supplemental or special benefits unique to the senior executives of the Company. This process includes review of appropriate competitive market data for senior executive positions.

d.	Annually review and approve the structure of the Company’s annual management incentive plan for Board consideration.

e.	Annually review and approve the structure, eligible positions and goals of any long-term performance plan.

f.	Periodically review and make recommendations to the Board with respect to the compensation of Directors, including Board retainer, meeting fees, equity-based compensation, and such other forms of compensation as the Committee may consider appropriate.

g.	Recommend to the Board of Directors the adoption of any executive incentive compensation plans (e.g., short-term, long-term, equity-based, cash-based) that the Committee believes are necessary or desirable.

h.	Administer the Company’s equity-based plan, including review and approval of periodic (e.g., annual) stock award recommendations for senior executives and other key personnel, and the timing, pricing, amount, and other terms of such awards. With respect to such awards to other executives and key personnel, the Committee shall delegate to the CEO, the authority to determine such stock-based awards.

i.	Monitor and recommend additional shares/replenishment of any of the Company’s equity-based plans as needed.

j.	Report to the Board periodically, or as required by the nature of its duties, on all of its activities, and make such recommendations to the Board as the Committee decides are appropriate. The Committee shall publish minutes for each meeting. The Committee Chair shall review and approve the Committee minutes and they shall be filed with the Secretary of the Company for retention with the records of the Company. Copies of such minutes shall be presented to each Board member. The Committee shall also provide any required report to stockholders regarding compensation policies or practices involving senior executives.

k.	Conduct an annual evaluation of the Committee’s performance as compared to the requirements of its Charter.

l.	Periodically review and reassess this Charter and submit any recommended changes to the Board for review and approval.

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4.	Resources

The Committee shall have the authority to obtain advice and seek assistance from internal and external human resources, compensation, legal, accounting, and other advisors. The Committee shall determine the extent of funding necessary for the payment of compensation to any consultant retained to advise the Committee.

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PRELIMINARY COPY

PROXY

CRYO-CELL INTERNATIONAL, INC.

SPECIAL MEETING OF STOCKHOLDERS – MARCH 4, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, having received the Notice of Special Meeting and Proxy Statement dated February [    ], 2008, revoking any proxy previously given, hereby appoint(s) Mercedes Walton and Jill Taymans as proxies (each with the power to act alone and with the power of substitution and revocation) to represent the undersigned and to vote, as designated below, all shares of common stock of Cryo-Cell International, Inc. which the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at 3:00 p.m. Eastern time on Tuesday, March 4, 2008, at the Courtyard by Marriott, 4014 Tampa Road, Oldsmar, Florida 34677, and at any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” ALL NOMINEES FOR DIRECTOR, AND “FOR” PROPOSAL 2, AND IN THE DISCRETION OF THE NAMED PROXIES ON ALL OTHER MATTERS.

(Continued and to be voted on reverse side.)

CRYO-CELL INTERNATIONAL, INC. OFFERS SHAREHOLDERS OF

RECORD THREE WAYS TO VOTE YOUR PROXY

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had returned your proxy card. We encourage you to use these cost effective and convenient ways of voting, 24 hours a day, 7 days a week.

TELEPHONE VOTING	INTERNET VOTING	VOTING BY MAIL

This method is available for residents of the U.S. and Canada. On a touch tone telephone, call TOLL FREE 1-800-786-5337. You will be asked to enter ONLY the CONTROL NUMBER shown below. Have your proxy card ready, then follow the pre-recorded instructions. Available until 11:59 p.m. Eastern Time on Monday, March 3, 2008.	Visit the Internet website at http://proxy.georgeson.com. Enter the COMPANY NUMBER and CONTROL NUMBER shown below and follow the instructions on your screen. Available until 11:59 p.m. Eastern Time on Monday, March 3, 2008.	Simply complete, sign and date your Proxy Card and return it in the postage-paid envelope. If you are delivering your proxy by telephone or the Internet, please do not mail your Proxy Card.

COMPANY NUMBER	CONTROL NUMBER

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1 AND 2.

				FOR	AGAINST	ABSTAIN
1. Election of	01 Mercedes Walton	04 Anthony P. Finch	2. Proposal to ratify the appointment
	02 Gaby W.Goubran	05 Andrew J. Filipowski	of Grant Thornton LLP as the
Directors:	03 John Mathews	06 Ki Yong Choi	independent registered public
accountants of the Company and its
	FOR all nominees, listed	WITHHOLD AUTHORITY	subsidiaries for the year ending
	above (except as	to vote for all nominees	November 30, 2007.
	specified below).	listed above.

3. Upon such other matters as may properly come before the meeting.

INSTRUCTIONS: TO WITHHOLD AUTHORITY FOR ANY INDICATED NOMINEE, WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE SPACE PROVIDED:			It is important that each stockholder complete, date, sign, and mail this Proxy as soon as possible. Your vote is important!

Date , 2008

Signature of Stockholder(s)

Signature of Stockholder(s)

PLEASE DATE AND SIGN name(s) exactly

as shown on this proxy card. When joint tenants

hold shares, both should sign. When signing as

attorney, executor, administrator, trustee or

guardian, please give full title as such. If a

corporation, please sign in full corporate name by

President or other authorized officer. If a

partnership, please sign in partnership name by

authorized person.

PLEASE DO NOT FORGET TO DATE THIS PROXY.

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